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                                                                  EXHIBIT 23.7


                  CONSENT OF INDEPENDENT PETROLEUM ENGINEER


     As independent petroleum engineers and geologists, we hereby consent to the use of our review and to all references to our firm under the caption "Experts" and as otherwise included in or made a part of Amendment No. 1 to the Registration Statement of RAM Energy, Inc. on Form S-1.

                                       NETHERLAND, SEWELL & ASSOCIATES, INC.
                                       Independent Petroleum Engineers


Dallas, Texas
February 2, 1998